Exhibit 10.5


                                                                  EXECUTION COPY


                  COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT


     This COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT, is dated as of April 1, 2005, and entered into by and among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the "Borrower"), KRISPY KREME DOUGHNUTS, INC., a North Carolina corporation (the " Parent Guarantor"), the subsidiaries of the Borrower party hereto (the "Subsidiary Guarantors," and together with Parent Guarantor, the "Guarantors"), WELLS FARGO FOOTHILL, INC., a California corporation ("Foothill"), in its capacity as collateral agent for the First Lien Obligations (as defined below), including its successors and assigns from time to time (in such capacity, the "First Lien Collateral Agent"), CREDIT SUISSE FIRST BOSTON, in its capacity as collateral agent for the Second Lien Obligations (as defined below), including its successors and assigns from time to time (in such capacity, the "Second Lien Collateral Agent"), CREDIT SUISSE FIRST BOSTON, in its capacity as administrative agent for the First Lien Lenders (as defined below), including its successors and assigns from time to time (in such capacity, the "First Lien Administrative Agent") and CREDIT SUISSE FIRST BOSTON, in its capacity as administrative agent for the Second Lien Lenders (as defined below), including its successors and assigns from time to time (in such capacity, the "Paying Agent"). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in Section 1 below.


                                    RECITALS


     WHEREAS, the Borrower, the Guarantors, the First Lien Lenders party thereto, Credit Suisse First Boston ("CSFB"), as Administrative Agent, and Foothill, as First Lien Collateral Agent, have entered into that certain First Lien Credit Agreement, dated as of the date hereof, providing for a revolving credit facility (as amended, restated, supplemented, modified or Refinanced from time to time, the "First Lien Credit Agreement");


     WHEREAS, the Borrower, the Guarantors, the Second Lien Lenders party thereto, Paying Agent, and the Second Lien Collateral Agent, have entered into that certain Second Lien Credit Agreement, dated as of the date hereof, providing for a synthetic revolving credit facility and term loans (as amended, restated, supplemented, modified or Refinanced from time to time, the "Second Lien Credit Agreement");


     WHEREAS, pursuant to (i) Article III of the First Lien Credit Agreement, the Guarantors have agreed to guarantee the First Lien Obligations (the "First Lien Guaranty"); and (ii) Article III of the Second Lien Credit Agreement, the Guarantors have agreed to guarantee the Second Lien Obligations (the "Second Lien Guaranty");


     WHEREAS, the obligations of the Borrower under the First Lien Credit Agreement, any First Lien Hedging Agreements (as defined herein) and the obligations of the Guarantors under the First Lien Guaranty will be secured on a first priority basis by liens on substantially all the assets of the Borrower and the Guarantors, respectively, pursuant to the terms of the Mortgages and the other First Lien Collateral Documents;


     WHEREAS, the obligations of the Borrower under the Second Lien Credit Agreement, any Second Lien Hedging Agreements (as defined herein) and the obligations of the Guarantors


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under the Second Lien Guaranty will be secured on a second priority basis by liens on substantially all the assets of the Borrower, and the Guarantors, respectively, pursuant to the terms of the Mortgages and the other Second Lien Collateral Documents;


     WHEREAS, the First Lien Credit Documents and the Second Lien Credit Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and


     WHEREAS, in order to induce the First Lien Collateral Agent and the First Lien Claimholders to consent to the Grantors incurring the Second Lien Obligations and to induce the First Lien Claimholders to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower, or any other Grantor, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, has agreed to the subordination, intercreditor and other provisions set forth in this Agreement.


     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     Section 1. Definitions.

     1.1 Defined Terms. Capitalized terms used but not defined herein shall have the meanings provided therefor in the First Lien Credit Agreement. As used in the Agreement, the following terms shall have the following meanings:


     "Accounts" means any and all deposit accounts and securities investment accounts of the Grantors.


     "Agreement" means this Collateral Agency and Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.


     "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.


     "Bankruptcy Law" means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.


     "Borrower" has the meaning assigned to that term in the Preamble hereto.


     "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.


     "Claimholders" means, collectively, the First Lien Claimholders and the Second Lien Claimholders.




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     "Collateral" means all of the assets and property of any Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Second Lien Collateral.


     "Comparable Second Lien Collateral Document" means, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, that Second Lien Credit Document which creates a Lien on the same Collateral, granted by the same Grantor.


     "Control Agreements" means control agreements covering Accounts entered into by the First Lien Collateral Agent, as Shared Lien Collateral Agent, the Borrower and a depository bank or securities intermediary, as applicable, which shall secure both the First Lien Obligations and the Second Lien Obligations in the aggregate.


     "CSFB" has the meaning assigned to that term in the Recitals hereto.


     "DIP Financing" has the meaning assigned to that term in Section 6.1 hereof.


     "Discharge of First Lien Obligations" means, without duplication and except to the extent otherwise provided in Section 5.6, (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the First Lien Credit Documents and the termination or expiration of all commitments to extend credit thereunder, (b) payment in full of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (c) termination or cash collateralization (in an amount reasonably satisfactory to the First Lien Collateral Agent) of all letters of credit issued under the First Lien Credit Documents, and (d) payment in full of all termination fees and other amounts due in respect of termination of First Lien Hedging Agreements that are due and payable or otherwise have accrued and are due and owing at or prior to the time such principal and interest are paid.


     "Disposition" has the meaning set forth in Section 5.1(a)(ii).


     "Enforcement Action" means (a) to take from or for the account of any Obligor, by set off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by such Obligor to such First Lien Claimholders, (b) to notify account debtors or directly collect accounts receivable or other payment rights of any Obligor, (c) take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any Collateral, or (d) declare immediately due and payable by acceleration all of the Obligations under the First Lien Credit Documents; provided that the issuance of a notice of Default or Event of Default, reservation of rights letter or other similar notice shall not be deemed to be an Enforcement Action.


     "First Lien Claimholders" means, at any relevant time, the holders of First Lien Obligations at such time, including without limitation the First Lien Administrative Agent, the First Lien Collateral Agent, the Arranger, any First Lien Lender, the Swingline Lender, any Issuing Lender or any Affiliate of the First Lien Administrative Agent, the First Lien Collateral



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Agent, the Arranger, any First Lien Lender, the Swingline Lender or any Issuing
Lender under the First Lien Credit Agreement.


     "First Lien Collateral Agent" has the meaning set forth in the Recitals hereto.


     "First Lien Collateral" means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any First Lien Obligations.


     "First Lien Collateral Documents" means the Security Documents (as defined in the First Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or under which rights or remedies with respect to such Liens are governed.


     "First Lien Credit Agreement" has the meaning set forth in the recitals hereto.


     "First Lien Credit Documents" means the First Lien Credit Agreement, the First Lien Collateral Documents, the other Loan Documents (as defined in the First Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other First Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations, including any intercreditor or joinder agreement among holders of First Lien Obligations, to the extent such are effective at the relevant time, as each may be modified or Refinanced from time to time; provided that any such modification does not increase the principal amount thereof beyond the aggregate principal amount of First Lien Obligations permitted under the this Agreement on the date hereof (as such amount may be increased from time to time).


     "First Lien Guaranty" has the meaning assigned to that term in the Recitals hereto.


     "First Lien Hedging Agreement" means any interest rate protection agreement or other interest hedging arrangement that mitigates the risk of fluctuation in interest rates entered into by Borrower with any Person who was, in respect of the First Lien Credit Agreement and at the time of entry into such agreement, any or all of the First Lien Administrative Agent, the First Lien Collateral Agent, the Arranger, any First Lien Lender or any Affiliate of the First Lien Administrative Agent, the First Lien Collateral Agent, the Arranger or any First Lien Lender.


     "First Lien Lenders" means the "Lenders" under and as defined in the First Lien Credit Agreement.


     "First Lien Obligations" means all "Obligations" outstanding under and as defined in the First Lien Credit Agreement and the other First Lien Credit Documents, in an aggregate principal amount at any one time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Grantors thereunder) of up to $75,000,000, as such principal amount may be increased by amendments complying with Section 5.3(a) hereof, plus, First Lien Hedging Agreements, other additional Obligations designated by the First Lien Collateral Agent as "Obligations" under the First Lien Credit Agreement, and all other obligations, liabilities and indebtedness of every kind, nature and description owing by the Grantors to the First Lien Claimholders and/or any of their respective



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

affiliates, including interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the First Lien Credit Agreement or after the commencement of an Insolvency or Liquidation Proceeding (including the payment of interest and other amounts which would accrue and become due but for the commencement of such Insolvency or Liquidation Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such Insolvency or Liquidation Proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by the First Lien Claimholders. To the extent any payment with respect to the First Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.


     "Fronting Bank" has the meaning assigned to it in the Second Lien Credit Agreement.


     "Grantors" means the Borrower and each of the Guarantors that have executed and delivered, or may from time to time hereafter execute and deliver, a First Lien Collateral Document or a Second Lien Collateral Document.


     "Guarantors" has the meaning set forth in the Recitals hereto.


     "Hedging Agreements" means, collectively, all First Lien Hedging Agreements and all Second Lien Hedging Agreements .


     "Indebtedness" means and includes all Obligations that constitute "Indebtedness" within the meaning of the First Lien Credit Agreement or the Second Lien Credit Agreement, as applicable.


     "Insolvency or Liquidation Proceeding" means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.


     "Issuing Lender" has the meaning assigned to it in the First Lien Credit Agreement.


     "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.




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

     "Mortgage" or "Mortgages" means each "Mortgage" as defined in the First Lien Credit Agreement and the Second Lien Credit Agreement each of which is made in favor of the First Lien Collateral Agent, as Shared Lien Collateral Agent, which secure both the First Lien Obligations and the Second Lien Obligations in the aggregate.


     "New First Lien Collateral Agent" has the meaning assigned to that term in
Section 5.6 hereof.


     "New Second Lien Collateral Agent" has the meaning assigned to that term in
Section 5.6 hereof.


     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.


     "Pledged Collateral" has the meaning set forth in Section 5.5 hereof.


     "Priority Cap" means the amount of $82,500,000.


     "Recovery" has the meaning set forth in Section 6.5 hereof.


     "Refinance" means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.


     "Second Lien Claimholders" means, at any relevant time, the holders of Second Lien Obligations at such time, including without limitation the Paying Agent, the Second Lien Collateral Agent, the Arranger (as defined in the Second Lien Credit Agreement), the Fronting Bank (as defined in the Second Lien Credit Agreement), any Second Lien Lender, any Issuing Lender or any Affiliate of the Paying Agent, the Second Lien Collateral Agent, the Arranger, the Fronting Bank, any Second Lien Lender or any Issuing Lender under the Second Lien Credit Agreement.


     "Second Lien Collateral" means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Second Lien Obligations.


     "Second Lien Collateral Agent" has the meaning set forth in the preamble hereof.


     "Second Lien Collateral Documents" means the Security Documents (as defined in the Second Lien Credit


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

Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.


     "Second Lien Credit Agreement" has the meaning set forth in the Recitals hereto.


     "Second Lien Credit Documents" means the Second Lien Credit Agreement, the Second Lien Collateral Documents, the other Loan Documents (as defined in the Second Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Obligations, including any intercreditor or joinder agreement among holders of Second Lien Obligations, to the extent such are effective at the relevant time, as each may be modified or Refinanced from time to time; provided that any such modification does not increase the principal amount thereof beyond the aggregate principal amount of Second Lien Obligations permitted under the this Agreement on the date hereof (as such amount may be increased pursuant to a Refinancing permitted by Section 5.3(b)).


     "Second Lien Guaranty" has the meaning assigned to that term in the Recitals hereto.


     "Second Lien Hedging Agreement" means any commodity price protection agreement or other commodity price hedging arrangement that mitigates the risk of fluctuation in the prices of certain commodities entered into by Borrower with any Person who was, in respect of the Second Lien Credit Agreement and at the time of entry into such agreement, any or all of the Administrative Agent, the Second Lien Collateral Agent, the Arranger, any Second Lien Lender or any Affiliate of the Administrative Agent, the Second Lien Collateral Agent, the Arranger or any Second Lien Lender.


     "Second Lien Lenders" means the "Lenders" under and as defined in the Second Lien Credit Agreement.


     "Second Lien Obligations" " means all "Obligations" outstanding under and as defined in the Second Lien Credit Agreement and the other Second Lien Credit Documents, an aggregate principal amount at any one time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Grantors thereunder) of up to $150,000,000, as such principal amount may be increased by amendments complying with Section 5.3(b) hereof, plus, Second Lien Hedging Agreements, other additional Obligations designated by the Second Lien Collateral Agent as "Obligations" under the Second Lien Credit Agreement, and all other obligations, liabilities and indebtedness of every kind, nature and description owing by the Grantors to the Second Lien Claimholders and/or any of their respective affiliates, including interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Second Lien Credit Agreement or after the commencement of an Insolvency or Liquidation Proceeding (including the payment of interest and other amounts which would accrue and become due but for the commencement of such Insolvency or Liquidation Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such Insolvency or Liquidation Proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by the Second Lien Claimholders. To the extent any payment with respect to the Second Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.




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

     "Shared Lien Collateral Agent" and "Shared Collateral Agent" have the meaning set forth in Section 8.1 hereof.


     "Shared Collateral" means Collateral encumbered by the Shared Collateral Documents.


     "Shared Collateral Documents" means (i) the Control Agreements; (ii) the Mortgages; and (iii) certificates of title for motor vehicles in which a security interest is granted pursuant to the First Lien Security Documents and the Second Lien Security Documents.


     "Standstill Period" has the meaning set forth in Section 3.1 hereof.


     "Subsidiary Guarantors" has the meaning set forth in the Recitals hereto.


     "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

     1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     Section 2. Lien Priorities.

     2.1 Relative Priorities. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral, or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC or any other applicable law or the provisions of the Second Lien Credit Documents or any other circumstance whatsoever (including, without limitation, the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, or the fact that any such Liens securing First Lien Obligations are at any time (x) subordinated to any Lien securing any obligation of any Person or to any Indebtedness in favor of any Person or (y) otherwise subordinated, voided, avoided, invalidated or lapsed), the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby agrees that: (a) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent or any First Lien Claimholders or any



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agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations; and (b) any Lien on the Collateral now or hereafter held by or on behalf of the Second Lien Collateral Agent, any Second Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, or the fact that any such Liens in favor of any First Lien Collateral Agent are (x) subordinated to any Lien securing any obligation of any Person or to any Indebtedness in favor of any Person or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

     2.2 Prohibition on Contesting Liens. Each of the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Claimholder, and the First Lien Collateral Agent, for itself and on behalf of each First Lien Claimholder, agrees that it shall not (and hereby waives any right to) contest, or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Claimholders in the First Lien Collateral or by or on behalf of any of the Second Lien Claimholders in the Second Lien Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent or any First Lien Claimholder to enforce this Agreement, including the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1, and release of the Liens encumbering Second Lien Collateral as provided in Section 5.

     2.3 No New Liens. So long as the Discharge of First Lien Obligations has not occurred, the parties hereto agree that neither the Parent Guarantor nor the Borrower shall , and nor shall they permit any Subsidiary Guarantor to, (i) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted a Lien on such asset or property to secure the First Lien Obligations, and (ii) grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted a Lien on such asset or property to secure the Second Lien Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Collateral Agent and/or the First Lien Claimholders, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

     2.4 Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing and of Section 9.9, the parties hereto agree, subject to the other provisions of this Agreement:

          (a) upon request by the First Lien Collateral Agent or the Second Lien


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     Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Credit Documents and the Second Lien Credit Documents; and

          (b) that the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder.

     Section 3. Enforcement.

     3.1 Exercise of Remedies. (a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor:

          (i) the Second Lien Collateral Agent and the Second Lien Claimholders
     (x) will not exercise or seek to exercise any rights or remedies (including set-off) with respect to any Collateral (including, without limitation, the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which the Second Lien Collateral Agent or any Second Lien Claimholder is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Second Lien Collateral Agent, upon instruction from the Paying Agent, may exercise any or all such rights after the passage of a period of 120 days has elapsed since the date on which the First Lien Administrative Agent receives written notice from the Paying Agent that the Paying Agent has declared the existence of any Event of Default thereunder and accelerated all obligations thereunder (the "Standstill Period"); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Second Lien Collateral Agent or any Second Lien Claimholder exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, the First Lien Collateral Agent, on instruction of the First Lien Administrative Agent shall have commenced the exercise of any of its rights or remedies with respect the Collateral (prompt notice of such exercise to be given the First Lien Collateral Agent to the Second Lien Collateral Agent), (y) will not contest, protest or object to any foreclosure proceeding or action brought by the First Lien Collateral Agent or any other exercise by the First Lien Collateral Agent, of any rights and remedies relating to the Collateral under the First Lien Credit Documents or otherwise, and (z) subject to its rights under clause (i)(x) above, will not object to the forbearance by the First Lien Collateral Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as the respective interests of the Second Lien Claimholders attach to the proceeds thereof subject to the relative priorities described in
     Section 2 hereof; and

          (ii) the First Lien Collateral Agent, pursuant to instruction of the First Lien Administrative Agent, shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Second Lien Collateral Agent or any Second Lien Claimholder; provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, the Second Lien Collateral Agent may file a claim or statement of interest with respect to the Second Lien Obligations, (B) the Second Lien Collateral Agent, upon instruction of the Paying Agent, may take any action (not adverse to the prior Liens on the Collateral securing the First Lien Obligations, or the rights of the First Lien Collateral Agent or any First Lien Claimholders to exercise remedies in respect thereof and not inconsistent with the term of this Agreement) in order to preserve or protect its Lien on the Collateral,
     (C) the Second Lien Claimholders shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Claimholders, including without limitation any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement, (D) the Second Lien Claimholders shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Bankruptcy Law or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement, (E) the Second Lien Claimholders shall be entitled to file any proof of claim and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral and (F) the Second Lien Collateral Agent, on instruction of the Paying Agent, may exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by clause (i)(x) above. In exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent may enforce the provisions of the First Lien Credit Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. The First Lien Collateral Agent agrees to provide at least five (5) days' notice to the Second Lien Collateral Agent of its intent to exercise and enforce its rights or remedies with respect to the Collateral.

     (b) The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Collateral, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) of this Agreement, the sole right of the Second Lien Collateral Agent and the Second Lien Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the First Lien Obligations has occurred in accordance with the terms of the Second Lien Credit Documents and applicable law.

     (c) Subject to the proviso in clause (ii) of Section 3.1(a) of this Agreement, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, (i) agrees that the Second Lien Collateral Agent and the Second Lien Claimholders will not take any action that would hinder any exercise of remedies under the First Lien Credit Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise, and (ii) hereby waives any and all rights it or the Second Lien Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Collateral Agent or the First Lien Claimholders seek to enforce or collect the First Lien Obligations or the Liens granted in any of the First Lien Collateral, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or First Lien Claimholders is adverse to the interest of the Second Lien Claimholders.

     (d) The Second Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or any other Second Lien Credit Document shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the First Lien Claimholders with respect to the Collateral as set forth in this Agreement and the First Lien Credit Documents.

     (e) Notwithstanding anything to the contrary set forth in the Second Lien Credit Documents, no Event of Default under the First Lien Credit Agreement shall give rise to an Event of Default solely under a cross default provision of the Second Lien Credit Agreement unless such First Lien Credit Agreement Event of Default has continued without waiver or cure for more than 45 days. Upon a cure or waiver of any Event of Default under the First Lien Credit Agreement, any Event of Default under the Second Lien Credit Agreement that arises solely as a result of a cross default provision under the Second Lien Credit Agreement shall thereupon be automatically and concurrently be deemed cured or waived.

     3.2 Cooperation. Subject to its rights after the expiration of the Standstill Period and subject to the proviso in clause (ii) of Section 3.1(a) of this Agreement, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, agrees that, unless and until the Discharge of First Lien Obligations has occurred, it will not commence, or join with any Person in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding (including, without limitation, any Insolvency or Liquidation Proceeding) with respect to any Lien held by it under the Second Lien Collateral Documents or any other Second Lien Credit Document or otherwise. Following the Discharge of the First Lien Obligations, First Lien Collateral Agent shall reasonably promptly execute documents and take other steps that First Lien Collateral Agent determines to be reasonably necessary, at the expense of Second Lien Collateral Agent, to transfer to Second Lien Collateral Agent all Shared Collateral Documents and other similar First Lien Collateral Documents in which Second Lien Collateral Agent has a residual interest for continuing perfection of heretofore shared Liens.

     Section 4. Payments.

     4.1 Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, any Collateral or proceeds thereof received by the First Lien Collateral Agent in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies, shall be applied by the First Lien Administrative Agent to the First Lien Obligations in such order as specified in the relevant First Lien Credit Documents. Upon the Discharge of the First Lien Obligations, the First Lien Collateral Agent shall deliver to the Second Lien Collateral Agent any proceeds of Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as specified in the relevant Second Lien Collateral Documents.

     4.2 Turnover of Payments. So long as the Discharge of First Lien Obligations has not occurred, any Collateral or proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by the Second Lien Collateral Agent, the Second Lien Collateral Agent or any Second Lien Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Collateral, both before and after commencement of any Liquidation or Insolvency Proceeding and including specifically any distribution on account of any proof of claim or interest of any Second Lien Claimholders in any Liquidation or Insolvency Proceeding, in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Lien Administrative Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Administrative Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Agent or any such Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms. For avoidance of doubt, scheduled payments of principal and/or interest in respect of the Second Lien Obligations, mandatory prepayments of the Second Lien Obligations required under the Second Lien Credit Agreement and permitted under the First Lien Credit Agreement, and voluntary prepayments of the Second Lien Obligations permitted under both the Second Lien Credit Agreement and the First Lien Credit Agreement, (as well as payment of fees due under, and reimbursement of expenses pursuant to, the Second Lien Credit Documents), whether or not timely made, and cash adequate protection payments on account of secured claims of Second Lien Claimholders made pursuant to and as permitted under this Agreement, shall not be subject to turn over pursuant to this Section 4.2.

     Section 5. Other Agreements.

     5.1 Releases.

     (a) If, in connection with:

          (i) the exercise of any of the First Lien Collateral Agent's remedies in respect of the Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of any such Collateral; or

          (ii) any sale, lease, exchange, transfer or other disposition (collectively, a "Disposition") of any Collateral permitted under the terms of the First Lien Credit Documents (whether or not an event of default thereunder, and as defined therein, has occurred and is continuing), the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Claimholders, releases any of its Liens on any part of the Collateral, or releases any Grantor from its obligations under its guaranty of the First Lien Obligations, in each case other than in connection with the Discharge of First Lien Obligations, then the Liens, if any, of the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, on such Collateral, including real property Collateral, and the obligations of such Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released and the Second Lien Collateral Agent, for itself and on behalf of any such Second Lien Claimholders, promptly shall execute and deliver to the First Lien Collateral Agent or such Grantor such termination statements, reconveyances of Mortgage, releases and other documents as the First Lien Collateral Agent or such Grantor may request to effectively confirm such release. For avoidance of doubt, this Section 5.1 shall not apply to any release of a Lien that does not facilitate a concurrent Disposition of released Collateral to a Person who is neither a Grantor nor an Affiliate of a Grantor, which release shall require specific Lender approvals as provided under both the First Lien Credit Agreement and the Second Lien Credit Agreement.

     (b) Until the Discharge of First Lien Obligations occurs, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Collateral Agent or such holder or in the First Lien Collateral Agent's own name, from time to time in the First Lien Collateral Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments, including without limitation, reconveyances of Mortgages, which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. This power of attorney is coupled with an interest and is irrevocable.

     (c) Until the Discharge of the First Lien Obligations occurs, the Second Lien Credit Agreement shall be deemed for all purposes to permit any Disposition of Collateral, including all or substantially all of the Collateral, so long as the proceeds of such Collateral are used in accordance with the First Lien Credit Agreement and the Second Lien Credit Agreement.

     (d) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Claimholders (i) have released any Lien on Collateral or any Grantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new first priority liens or additional guarantees from Grantors, then the Second Lien Claimholders shall be granted a second priority lien on any such Collateral and an additional guaranty, as the case may be.

     5.2 Insurance. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent and the First Lien Claimholders shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Credit Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Collateral Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be handled pursuant to the terms of the First Lien Credit Documents. Until the Discharge of First Lien Obligations has occurred, if the Second Lien Collateral Agent or any Second Lien Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement and the First Lien Credit Documents, it shall pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2 of this Agreement.

     5.3 Amendments to First Lien Credit Documents and Second Lien Credit Documents; Refinancing of the First Lien Credit Obligations and Second Lien Credit Obligations.

     (a) The First Lien Credit Documents may be amended, supplemented or otherwise modified in accordance with their terms, and the First Lien Credit Agreement may be Refinanced, in each case, without the consent of the Paying Agent, the Second Lien Collateral Agent or the Second Lien Lenders; provided, however, that any such amendment, supplement, modification or Refinancing shall not: (i) increase the aggregate amount of the loans and commitments under the First Lien Credit Agreement above the Priority Cap; (ii) increase the "Applicable Margin" or similar component of the interest rate by more than 3.0% (excluding increases resulting from the accrual of interest at the default rate); (iii) extend the scheduled maturity of the First Lien Credit Agreement or any Refinancing thereof more than six months beyond the scheduled maturity of the First Lien Credit Agreement on the Effective Date thereof; or (iv) allow the Borrower to forgo making any interest payments due under the First Lien Credit Agreement or any Refinancing. The holders of any such Refinancing debt shall bind themselves in writing to the terms of this Agreement and the collateral agent under such Refinancing debt shall execute a joinder agreement in each case pursuant Section 5.6 of this Agreement.

     (b) Without the prior written consent of the First Lien Collateral Agent pursuant to instructions of the First Lien Collateral Agent, no Second Lien Credit Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Credit Document, would (i) contravene the provisions of this Agreement; (ii) increase the "Applicable Margin" or similar component of the interest rate by more than 3.0% (excluding increases resulting from the accrual of interest at the default rate); (iii) change (to earlier dates) any dates upon which payments of principal or interest are due thereon; (iv) change any default or Event of Default thereunder in a manner adverse to the Borrower and the other loan parties thereunder; (v) change the redemption, prepayment or defeasance provisions thereof or change the subordination provisions thereof (or of any guarantee thereof); (vi) change any collateral therefor (other than to release such collateral), or (vii) increase the Obligations of the Borrower or the other loan parties thereunder or confer any additional rights on the Second Lien Lenders which would be adverse to the First Lien Lenders. Notwithstanding the foregoing, the Second Lien Credit Agreement may be Refinanced to the extent (1) the terms and conditions of such Refinancing debt are no less favorable in the aggregate to the First Lien Lenders than the Second Lien Credit Documents, (2) the average life to maturity thereof is greater than or equal to that of the Second Lien Credit Agreement, (3) the aggregate principal amount of the Refinancing plus any unused commitments under the Refinancing shall not exceed $157,500,000 and (4) the holders of such Refinancing debt (directly or through an agent) shall bind themselves in writing to the terms of this Agreement and the collateral agent under such Refinancing debt shall execute a joinder agreement in each case pursuant Section 5.6 of this Agreement.

     (c) The Borrower agrees that each Second Lien Collateral Document (that is not also a First Lien Collateral Document) shall include the following language (or language to similar effect approved by the First Lien Collateral Agent):


     "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Collateral Agency and Intercreditor Agreement, dated as of April 1, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, the subsidiary guarantors party thereto, Wells Fargo Foothill, Inc., as First Lien Collateral Agent, Credit Suisse First Boston, as Second Lien Collateral Agent, First Lien Administrative Agent and Paying Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control."


In addition, the Borrower agrees that each Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of the interests of the Second Lien Claimholders under such Mortgage to the interests of the First Lien Claimholders thereunder.

     (d) In the event any of the First Lien Collateral Agent or the First Lien Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the First Lien Collateral Agent, such First Lien Claimholders, the Borrower or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Collateral Document without the consent of the Second Lien Collateral Agent or any of the Second Lien Claimholders and without any action by the Second Lien Collateral Agent, the Borrower or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the Lien of the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 of this Agreement and provided that there is a corresponding release of such Lien securing the First Lien Obligations, (ii) imposing duties on the Second Lien Collateral Agent without its consent or (iii) permitting other liens on the Collateral not permitted under the terms of the Second Lien Credit Documents or
Section 6 hereof and (B) notice of such amendment, waiver or consent shall have been given to the Second Lien Collateral Agent within ten
(10) Business Days after the effective date of such amendment, waiver or consent.

     (e) No amendment by the Second Lien Claimholders of any Second Lien Credit Document shall apply to any of the First Lien Credit Documents. No waiver, consent or amendment by the Second Lien Claimholders of any covenant or condition under the Second Lien Credit Documents, nor any waiver by the Second Lien Claimholders of a breach under the Second Lien Credit Documents, shall act as a waiver of, or otherwise cure, any cross default arising under the First Lien Credit Documents, and any such cross default under the First Lien Credit Documents shall constitute a continuing Event of Default under the First Lien Credit Documents until waived by the First Lien Lenders pursuant to the First Lien Credit Agreement.

     5.4 Rights As Unsecured Creditors. Except as otherwise set forth in Section
2.1 of this Agreement, the Paying Agent, the Second Lien Collateral Agent and the Second Lien Claimholders may exercise rights and remedies as unsecured creditors against the Borrower or any Guarantor that has guaranteed the Second Lien Obligations in accordance with the terms of the Second Lien Credit Documents and applicable law. Except as otherwise set forth in Section 2.1 of this Agreement, nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agent or any Second Lien Claimholders of the required payments of interest and principal so long as such payment is not the direct or indirect result of the exercise by the Second Lien Collateral Agent or any Second Lien Claimholder of rights and remedies as a secured creditor (including set off) or enforcement in contravention of this Agreement of any Lien held by them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Collateral Agent or the First Lien Claimholders may have with respect to the First Lien Collateral. In the event that any Second Lien Claimholder becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Collateral and the First Lien Obligations) to the same extent as the other Liens securing the Second Lien Obligations (created pursuant to the Second Lien Collateral Documents), are subject to this Agreement.

     5.5 Bailee for Perfection.

     (a) The First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees), to the extent that possession or control thereof is taken to perfect a Lien thereon under the Uniform Commercial Code (such Collateral being the "Pledged Collateral") as collateral agent for the First Lien Claimholders and on behalf of and for the benefit of the Second Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted under the First Lien Credit Documents and the Second Lien Credit Documents, respectively, subject to the terms and conditions of this
Section 5.5.

     (b) Subject to the terms of this Agreement, until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First Lien Credit Documents as if the Liens of the Second Lien Collateral Agent under the Second Lien Collateral Documents did not exist. The rights of the Second Lien Collateral Agent shall at all times be subject to the terms of this Agreement and to the First Lien Collateral Agent's rights under the First Lien Credit Documents.

     (c) The First Lien Collateral Agent shall have no obligation whatsoever to the First Lien Claimholders and the Second Lien Collateral Agent or any Second Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the First Lien Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.5.

     (d) The First Lien Collateral Agent acting pursuant to this Section 5.5 shall not have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the First Lien Claimholders, the Second Lien Collateral Agent or any Second Lien Claimholder.

     (e) Upon the Discharge of the First Lien Obligations under the First Lien Credit Documents to which the First Lien Collateral Agent is a party, the First Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the Second Lien Collateral Agent to the extent Second Lien Obligations remain outstanding, and second, to the Borrower or such other Person, as their interests may appear, to the extent no First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged Collateral). The First Lien Collateral Agent further agrees to take all other action reasonably requested by such Person in connection with such Person obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

     5.6 Refinancing of First Lien Obligations and Second Lien Obligations; Joinder of New Agent.

     (a) If concurrently with the Discharge of First Lien Obligations or promptly thereafter the Borrower enters into any Refinancing of any First Lien Credit Document evidencing a First Lien Obligation which Refinancing is permitted by Section 5.3(a), then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of First Lien Obligations), and the Obligations under such Refinancing First Lien Credit Document shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Lien Collateral Agent under such First Lien Credit Documents shall be the New First Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice stating that the Borrower has entered into a new First Lien Credit Document (which notice shall include the identity of the new collateral agent, such agent, the "New First Lien Collateral Agent"), the Second Lien Collateral Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New First Lien Collateral Agent shall reasonably request in order to provide to the New First Lien Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New First Lien Collateral Agent any Pledged Collateral then held by it together with any necessary endorsements (or otherwise allow the New First Lien Collateral Agent to obtain control of such Pledged Collateral). The New First Lien Collateral Agent shall agree to be bound by the terms of this Agreement. If the new First Lien Obligations under the new First Lien Credit Documents are secured by assets of the Grantors of the type constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Second Lien Collateral Documents.

     (b) If concurrently with the prepayment of the Second Lien Obligations or promptly thereafter the Borrower enters into any Refinancing of any Second Lien Credit Document evidencing a Second Lien Obligation which Refinancing is permitted by Section 5.3(b), then the Obligations under such Refinancing Second Lien Credit Document shall automatically be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the New Second Lien Collateral Agent under such Refinancing Second Lien Credit Documents shall be the Second Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice stating that the Borrower has entered into a new Second Lien Credit Document (which notice shall include the identity of the new collateral agent, such agent, the "New Second Lien Collateral Agent"), the First Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New Second Lien Collateral Agent shall reasonably request in order to provide to the New Second Lien Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The New Second Lien Collateral Agent shall agree to be bound by the terms of this Agreement. If the new Second Lien Obligations under the new Second Lien Credit Documents are secured by assets of the Grantors of the type constituting Collateral that do not also secure the First Lien Obligations, then the First Lien Obligations shall be secured at such time by a first priority Lien on such assets to the same extent provided in the First Lien Collateral Documents. If the Second Lien Obligations are Refinanced in full on an unsecured basis, the Second Lien Obligations shall be deemed to be terminated in full.

     5.7 Purchase Right. Without prejudice to the enforcement of the First Lien Claimholders' remedies, the First Lien Claimholders agree that, 5 days prior to the taking of any Enforcement Action pertaining to the First Lien Obligations in accordance with the terms of the First Lien Credit Agreement, the First Lien Claimholders will offer the Second Lien Claimholders the option to purchase the entire aggregate amount of outstanding First Lien Obligations (including cash collateral equal to 105% of outstanding LC Exposure) at par, without warranty or representation or recourse. The Second Lien Claimholders shall accept or reject such offer within ten (10) Business Days of the receipt thereof and the parties shall endeavor to close promptly thereafter. If the Second Lien Claimholders accept such offer, it shall be exercised pursuant to documentation mutually acceptable to each of the First Lien Collateral Agent and the Second Lien Collateral Agent. If the Second Lien Claimholders reject such offer, the First Lien Claimholders shall have no further obligations pursuant to this Section 5.7 and may take any further actions in their sole discretion in accordance with the First Lien Credit Documents and this Agreement.

     5.8 Coordination. The First Lien Administrative Agent, the First Lien Collateral Agent, the Paying Agent and the Second Lien Collateral Agent acknowledge that, pursuant to

Sections 6.07 and 6.17(c) of each of the First Lien Credit Agreement and the Second Lien Credit Agreement, the Borrower has undertaken parallel obligations to the First Lien Claimholders and the Second Lien Claimholders with respect to the subject matter of such sections. In order to coordinate and harmonize the obligations of the Grantors under such Sections 6.07 and 6.17(c), the First Lien Administrative Agent, the First Lien Collateral Agent, the Paying Agent and the Second Lien Collateral Agent each agree to consult with each other and cooperate in establishing a unitary set of requirements pursuant to which the Grantors shall satisfy their respective obligations under Sections 6.07 and 6.17(c). In every event, should the First Lien Administrative Agent, the First Lien Collateral Agent, the Paying Agent and the Second Lien Collateral Agent be unable to agree on a course of action, then, the Paying Agent and the Second Lien Collateral Agent shall defer to the First Lien Administrative Agent and the First Lien Collateral Agent in respect of the implementation and enforcement of such Sections 6.07 and 6.17(c) of each of the First Lien Credit Agreement and the Second Lien Credit Agreement, and compliance with the requirements of the First Lien Administrative Agent and the First Lien Collateral Agent shall be deemed to satisfy the obligations of the Grantors under Sections 6.07 and 6.17(c) of the Second Lien Credit Agreement.

     Section 6. Insolvency or Liquidation Proceedings.

     6.1 Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use of cash collateral on which the First Lien Collateral Agent or any other creditor has a Lien or to permit the Borrower or any other Grantor to obtain financing, whether from the First Lien Claimholders or any other entity under Section 363 or Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (each, a "DIP Financing"), then the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, subject to the proviso at the end of this sentence, agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the First Lien Collateral Agent or to the extent permitted by Section 6.3) and, to the extent the Liens securing the First Lien Obligations are subordinated or pari passu with such DIP Financing, the Second Lien Collateral Agent, subject to the proviso at the end of this sentence, will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto); provided that no DIP Financing from the First Lien Claimholders or any other Person that exceeds the Priority Cap in effect immediately prior to the commencement of such Insolvency or Liquidation Proceeding shall be permitted without the Second Lien Claimholders' consent. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, agrees that it will raise no objection or oppose a sale or other disposition of any Collateral free and clear of its Liens or other claims under
Section 363 of the Bankruptcy Code if the First Lien Claimholders have consented to such sale or disposition of such assets. For avoidance of doubt, compliance with the Priority Cap is determined by calculating, at any time of determination, the sum of outstanding pre-petition loans under the First Lien Credit Agreement, plus the available amount pre-petition letters of credit issued under the First Lien Credit Agreement, plus the outstanding post-petition loans under any DIP Financing provided by the First Lien Claimholders or any other Person, plus the available amount of post-petition letters of credit issued under any DIP Financing provided by the First Lien Claimholders or any other Person.

     6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Collateral Agent.

     6.3 Adequate Protection. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, agrees that none of them shall contest (or support any other person contesting) (a) any request by the First Lien Collateral Agent or the First Lien Claimholders for adequate protection or
(b) any objection by the First Lien Collateral Agent or the First Lien Claimholders to any motion, relief, action or proceeding based on the First Lien Collateral Agent or the First Lien Claimholders claiming a lack of adequate protection. Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the First Lien Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing, then the Second Lien Collateral Agent, for itself and on behalf of any of the Second Lien Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement, and (ii) in the event the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, seeks or requests adequate protection in respect of Second Lien Obligations and such adequate protection is granted in the form of additional collateral, then the Second Lien Collateral Agent, for itself and on behalf of any of the Second Lien Claimholders, agrees that the First Lien Collateral Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and for any such DIP Financing provided by the First Lien Claimholders that does not exceed the Priority Cap and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such DIP Financing provided by the First Lien Claimholders that does not exceed the Priority Cap (and all Obligations relating thereto) and to any other Liens granted to the First Lien Claimholders as adequate protection on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such First Lien Obligations under this Agreement. Each of the First Lien Claimholders and the Second Lien Claimholders shall be entitled to seek cash adequate protection payments, provided that in the case of the Second Lien Claimholders, such cash adequate protection payments shall be subject to Section 4.2 of this Agreement to the extent that such cash adequate protection is paid from proceeds of Collateral disposed of outside of the ordinary course of business. Except as otherwise expressly set forth in
Section 6.1 of this Agreement or in connection with the exercise of an Enforcement Action or other remedies with respect to the Collateral, nothing shall herein limit the rights of the Second Lien Collateral Agent or the Second Lien Claimholders from seeking adequate protection with respect to their rights in the Collateral and during any Insolvency or Liquidation Proceeds in the form of cash payments with respect to interest on the Second Lien Obligations, provided either (1) as adequate protection for the First Lien Obligations, the First Lien Collateral Agent, on behalf of the First Lien Claimholders, is also granted cash payments with respect to interest on the First Lien Obligations, or
(2) such cash payments do not exceed an amount equal to the interest accruing on the principal amount of Second Lien Obligations outstanding on the date such relief is granted (such principal amount not to exceed $150,000,000, as such amount may have been increased pursuant to a Refinancing permitted by Section 5.3(b)) at the interest rate as in effect on the date hereof under the Second Lien Credit Documents and accruing from the date the Second Lien Collateral Agent is granted such relief. Notwithstanding anything herein to the contrary, the First Lien Claimholders shall not be deemed to have consented to the grant of adequate protection in the form of cash payments to the Second Lien Claimholders made pursuant to this Section 6.3.

     6.4 No Waiver. Subject to the proviso in clause (ii) of Section 3.1(a) of this Agreement, nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any First Lien Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent or any of the Second Lien Claimholders, including the seeking by the Second Lien Collateral Agent or any Second Lien Claimholders of adequate protection or the asserting by the Second Lien Collateral Agent or any Second Lien Claimholders of any of its rights and remedies under the Second Lien Credit Documents or otherwise.

     6.5 Avoidance Issues. If any First Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Grantor, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a "Recovery"), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the claims of the First Lien Claimholders shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Discharge of the First Lien Obligations shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Lien Claimholders agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference of otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead by allocated and turned over to the First Lien Collateral Agent for application in accordance with the priorities set forth in this Agreement.

     6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

     6.7 Post-Petition Interest.

     Neither the Second Lien Collateral Agent nor any Second Lien Claimholder shall oppose or seek to challenge any claim by the First Lien Collateral Agent or any First Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the First Lien Claimholder's Lien, without regard to the existence of the Lien of the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, on the Collateral.

     6.8 Waiver. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, waives any claim it may hereafter have against any First Lien Claimholder arising out of the election of any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.

     6.9 Separate Grants of Security and Separate Classification. Each Second Lien Claimholder acknowledges and agrees that (i) the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the First Lien Claimholders and Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Claimholders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Borrower and the Guarantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Claimholders), the First Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest before any distribution is made in respect of the claims held by the Second Lien Claimholders, with the Second Lien Claimholders hereby acknowledging and agreeing to turn over to the First Lien Claimholders amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Claimholders.

     Section 7. Reliance; Waivers; Etc.

     7.1 Reliance. Other than any reliance on the terms of this Agreement, the First Lien Collateral Agent, for itself and on behalf of the First Lien Claimholders under the First Lien Credit Documents, acknowledges that it and such First Lien Claimholders have, independently and without reliance on the Second Lien Collateral Agent or any Second Lien Claimholders, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First Lien Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Credit Agreement or this Agreement. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, acknowledges that it and the Second Lien Claimholders have, independently and without reliance on the First Lien Collateral Agent or any First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Credit Documents or this Agreement.

     7.2 No Warranties or Liability. The First Lien Collateral Agent, for itself and on behalf of the First Lien Claimholders under the First Lien Credit Documents, acknowledges and agrees that each of the Second Lien Collateral Agent and the Second Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Credit Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, acknowledges and agrees that the First Lien Collateral Agent and the First Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent and the Second Lien Claimholders shall have no duty to the First Lien Collateral Agent or any of the First Lien Claimholders, and the First Lien Collateral Agent and the First Lien Claimholders shall have no duty to the Second Lien Collateral Agent or any of the Second Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any Subsidiary Guarantor (including the First Lien Credit Documents and the Second Lien Credit Documents), regardless of any knowledge thereof which they may have or be charged with.

     7.3 No Waiver of Lien Priorities.

     (a) No right of the First Lien Claimholders, the First Lien Collateral Agent or any of them to enforce any provision of this Agreement or any First Lien Credit Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any other Grantor or by any act or failure to act by any First Lien Claimholder or the First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Credit Documents or any of the Second Lien Credit Documents, regardless of any knowledge thereof which the First Lien Collateral Agent or the First Lien Claimholders, or any of them, may have or be otherwise charged with;

     (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the other Grantors under the First Lien Credit Documents and subject to the provisions of Section 5.3(b)), the First Lien Claimholders, the First Lien Administrative Agent and any of them may, at any time and from time to time in accordance with the First Lien Credit Documents and/or applicable law, without the consent of, or notice to, the Paying Agent, the Second Lien Collateral Agent or any Second Lien Claimholders, without incurring any liabilities to the Paying Agent, the Second Lien Collateral Agent or any Second Lien Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Collateral Agent or any Second Lien Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

               (i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty thereof or any liability of the Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any of the First Lien Claimholders, the First Lien Obligations or any of the First Lien Credit Documents;

               (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of the Borrower or any other Grantor to the First Lien Claimholders or the First Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

               (iii) settle or compromise any First Lien Obligation or any other liability of the Borrower or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

               (iv) exercise or delay in or refrain from exercising any right or remedy against the Borrower or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Borrower, any other Grantor or any First Lien Collateral and any security and any guarantor or any liability of the Borrower or any other Grantor to the First Lien Claimholders or any liability incurred directly or indirectly in respect thereof;

     (c) The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, also agrees that the First Lien Claimholders and the First Lien Collateral Agent shall have no liability to the Second Lien Collateral Agent or any Second Lien Claimholders, and the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby waives any claim against any First Lien Claimholder or the First Lien Collateral Agent, arising out of any and all actions which the First Lien Claimholders or the First Lien Collateral Agent may take or permit or omit to take with respect to:
(i) the First Lien Credit Documents, (ii) the collection of the First Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, agrees that the First Lien Claimholders and the First Lien Collateral Agent have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise; and

     (d) The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

     7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Claimholders and the Second Lien Collateral Agent and the Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any First Lien Credit Documents or any Second Lien Credit Documents;

          (b) except as otherwise set forth in the Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Credit Document or any Second Lien Credit Document;

          (c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Grantor in respect of the First Lien Obligations, or of the Second Lien Collateral Agent or any Second Lien Claimholder in respect of this Agreement.

     Section 8. Collateral Agency for Shared Collateral Documents.

     8.1 Appointment.

          (a) At the request of the Borrower, the First Lien Collateral Agent and the Second Lien Collateral Agent have agreed (i) to share the Lien of a single Mortgage on each parcel of real property Collateral and (ii) to share the Lien of a single Control Agreement in respect of each Account for which a Control Agreement is required pursuant to the terms of the First Lien Security Documents and/or the Second Lien Security Documents. In furtherance thereof, the First Lien Collateral Agent, on behalf of the First Lien Claimholders, and the Second Lien Collateral Agent, on behalf of the Second Lien Claimholders, have agreed that each Shared Collateral Document shall be in the name of Wells Fargo Foothill, Inc., as the collateral agent for the Claimholders (in such capacity, "Shared Lien Collateral Agent" or the "Shared Collateral Agent"), and that each Shared Collateral Document shall secure the First Lien Obligations and the Second Lien Obligations, collectively. The First Lien Collateral Agent and the Second Lien Collateral Agent hereby acknowledge that the Shared Lien Collateral Agent will have "control" under the UCC over each Account subject to a Control Agreement for the benefit of both the First Lien Collateral Agent (on behalf of itself and the First Lien Claimholders) and the Second Lien Collateral Agent (on behalf of itself and the Second Lien Claimholders) pursuant to the Control Agreements relating to each such Account.

          (b) The Second Lien Collateral Agent, on behalf of the Second Lien Claimholders, acknowledges that the rights of the Second Lien Claimholders under the Shared Collateral Documents are not pari passu, but instead the rights of the First Lien Claimholders are senior and superior to those of the Second Lien Claimholders, notwithstanding that both the First Lien Obligations and the Second Lien Obligations are secured by a single set of Shared Collateral Documents solely in the name of the Shared Lien Collateral Agent.

          (c) Notwithstanding any provision to the contrary elsewhere in this Agreement, the Shared Lien Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in Section 8, and no implied covenants, functions or responsibilities fiduciary or otherwise shall be read into this Agreement or otherwise exist against the Shared Lien Collateral Agent.

     8.2 Exercise of Rights and Remedies.

          (a) Subject to the terms of this Agreement, until the Discharge of the First Lien Obligations occurs, the First Lien Collateral Agent shall be entitled to deal with the Shared Collateral Documents upon the instruction of the First Lien Administrative Agent in accordance with the terms of the First Lien Credit Documents as if the Liens of the Second Lien Collateral Agent under the Second Lien Collateral Documents did not exist, except that:

               (i) the First Lien Collateral Agent may not foreclose on any Mortgage which covers any real property Collateral located in the state of California or in any other jurisdiction that has anti-deficiency laws similar to California Code of Civil Procedure ss.726, without the consent of the Second Lien Collateral Agent;

               (ii) the First Lien Collateral Agent may not release any Liens on any Collateral covered by the Shared Collateral Documents without the consent of the Second Lien Collateral Agent, except as expressly set forth in this Agreement;

               (iii) upon the termination of a Standstill Period, the Second Lien Collateral Agent, on instruction of the Paying Agent, may direct the Shared Lien Collateral Agent, and the Shared Lien Collateral Agent agrees, to act in order to exercise the rights and remedies of the Second Lien Collateral Agent in accordance with Section 3 hereto; and

               (iv) At any time that the Shared Lien Collateral Agent, in such capacity, exercises rights and remedies against Collateral pursuant to the Shared

          Collateral Documents upon direction of the First Lien Collateral Agent pursuant to instruction from the First Lien Administrative Agent, the Shared Lien Collateral Agent shall be indemnified by the Grantors and the First Lien Lenders as provided in Section 10.03 of the First Lien Credit Agreement to the same extent that the First Lien Collateral Agent is indemnified by the Grantors and the First Lien Lenders thereunder. In furtherance hereof, First Lien Administrative Agent agrees that Shared Lien Collateral Agent is an acknowledged third party beneficiary of the indemnification provided to the First Lien Collateral Agent under Section 10.03 of the First Lien Credit Agreement.

               (v) At any time that the Shared Lien Collateral Agent, in such capacity, exercises rights and remedies against Collateral pursuant to the Shared Collateral Documents upon direction of the Second Lien Collateral Agent pursuant to instruction from the Paying Agent, the Shared Lien Collateral Agent shall be entitled to indemnification by the Grantors and Second Lien Lenders as provided in Section 10.03 of the Second Lien Credit Agreement to the same extent that the Second Lien Collateral Agent is indemnified by the Grantors and the Second Lien Lenders thereunder. In furtherance hereof, the Paying Agent agrees that the Shared Lien Collateral Agent is an acknowledged third party beneficiary of the indemnification provided to the Second Lien Collateral Agent under Section 10.03 of the Second Lien Credit Agreement.

          (b) The rights of the Second Lien Collateral Agent shall at times be subject to the terms of this Agreement and to the First Lien Collateral Agent's rights under the First Lien Credit Documents. First Lien Collateral Agent and Second Lien Collateral Agent each agree that each provision of this Agreement, including without limitation Sections 4, 5 and 6 of this Agreement, shall apply to the Shared Collateral Documents, all Mortgages and all Accounts.

     8.3 Limitations of Shared Lien Collateral Agent.

          (a) The Shared First Lien Collateral Agent shall have no obligation whatsoever to the First Lien Claimholders and the Second Lien Collateral Agent or any Second Lien Claimholder to ensure that the Shared Collateral Documents are genuine or enforceable by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this
     Section 8. The Shared Lien Collateral Agent shall have no duty to the Grantors, the Second Lien Claimholders or the First Lien Claimholders (except as set forth in the First Lien Credit Documents) as to any Shared Collateral Documents or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto or to care for, protect or insure any Shared Collateral or to insure that the Lien on such Shared Collateral has been properly perfected or sufficiently created or entitled to any particular priority, except the duty to accord such of the Shared Collateral Documents as may be in it possession substantially the same care as it accords its own assets and the duty to account for monies.

          (b) The Shared Lien Collateral Agent acting pursuant to this Section 8 shall not have by reason of the Shared Collateral Documents, the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the First Lien Claimholders, the Second Lien Collateral Agent or any Second Lien Claimholder.

     8.4 Application of Proceeds. Following a foreclosure or other exercise of remedies, the proceeds of any sale, disposition or other realization by the Shared Lien Collateral Agent or by any Claimholder upon Accounts or Mortgages covered by the Shared Collateral Documents (or any portion thereof) pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents shall be distributed in accordance with Section 4.1 hereto.

     8.5 Discharge of Obligations. Upon the Discharge of the First Lien Obligations under the First Lien Credit Documents to which the First Lien Collateral Agent is a party, the Shared Lien Collateral Agent shall deliver (without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing the First Lien Obligations or Second Lien Obligations) the remaining Shared Collateral Documents (if any) together with any necessary assignments and notices to third parties, first, to the Second Lien Collateral Agent to the extent Second Lien Obligations remain outstanding, and second, to the Borrower or such other Person, as their interests may appear, to the extent no First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Shared Collateral Documents ). The Shared Lien Collateral Agent further agrees to take all other action reasonably requested by such Person in connection with such Person obtaining a first-priority interest in the Shared Collateral Documents or as a court of competent jurisdiction may otherwise direct.

     Section 9. Miscellaneous.

     9.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Credit Documents or the Second Lien Credit Documents, the provisions of this Agreement shall govern and control.

     9.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue, at any time and without notice to the Second Lien Collateral Agent or any Second Lien Claimholder subject to the Second Lien Credit Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Grantor constituting First Lien Obligations in reliance hereof. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Borrower or any other Grantor shall include the Borrower or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect, (i) with respect to the Second Lien Collateral Agent, the Second Lien Claimholders and the Second Lien Obligations, upon the later of (1) the date upon which the obligations under the Second Lien Credit Agreement terminate if there are no other Second Lien Obligations outstanding on such date and (2) if there are other Second Lien Obligations outstanding on such date, the date upon which such Second Lien Obligations terminate and (ii) with respect to the First Lien Collateral Agent, the First Lien Claimholders and the First Lien Obligations, the date of Discharge of First Lien Obligations, subject to the rights of the First Lien Claimholders under
Section 6.5.

     9.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Collateral Agent or the First Lien Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Borrower shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights and obligations or the rights and obligations of any other Grantor are directly and adversely affected.

     9.4 Information Concerning Financial Condition of the Borrower and its Subsidiaries. The First Lien Collateral Agent and the First Lien Claimholders, on the one hand, and the Second Lien Claimholders and the Second Lien Collateral Agent, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and its Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Collateral Agent and the First Lien Claimholders shall have no duty to advise the Second Lien Collateral Agent or any Second Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Collateral Agent or any of the First Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Lien Collateral Agent or any Second Lien Claimholder, it or they shall be under no obligation (w) to make, and the First Lien Collateral Agent and the First Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

     9.5 Subrogation. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred.

     9.6 Application of Payments. All payments received by the First Lien Collateral Agent or the First Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Credit Documents. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, assents to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

     9.7 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FIRST LIEN CREDIT DOCUMENT, ANY OTHER SECOND LIEN CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     9.8 Notices. All notices to the Second Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall also be sent to the Second Lien Collateral Agent and the First Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth in the First Lien Credit Agreement or the Second Lien Credit Agreement, as applicable or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

     9.9 Further Assurances. The First Lien Collateral Agent, for itself and on behalf of the First Lien Claimholders under the First Lien Credit Documents, and the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders under the Second Lien Credit Documents, and the Borrower, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the Second Lien Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

     9.10 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (b) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New

York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement, any other First Lien Credit Document or any other Second Lien Credit Document shall affect any right that any First Lien Claimholder or Second Lien Claimholder may otherwise have to bring any action or proceeding relating to this Agreement, any other First Lien Credit Document or any other Second Lien Credit Document against the Borrower, the Subsidiary Guarantors or any of their respective properties in the courts of any jurisdiction.

     (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, any other First Lien Credit Document or any Second Lien Credit Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.8. Nothing in this Agreement, any other First Lien Credit Document or any Second Lien Credit Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     9.11 Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Collateral Agent, the First Lien Claimholders, the Second Lien Collateral Agent, the Second Lien Claimholders and their respective successors and assigns.

     9.12 Specific Performance. Each of the First Lien Collateral Agent and the Second Lien Collateral Agent may demand specific performance of this Agreement. The First Lien Collateral Agent, for itself and on behalf of the First Lien Claimholders under its First Lien Credit Documents, and the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any First Lien Collateral Agent or the Second Lien Collateral Agent, as the case may be.

     9.13 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     9.14 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

     9.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

     9.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Claimholders and the Second Lien Claimholders. No other Person shall have or be entitled to assert rights or benefits hereunder.

     9.17 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Claimholders on the one hand and the Second Lien Claimholders on the other hand. Except to the extent expressly provided in the Agreement, none of the Borrower, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Borrower nor any Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

     IN WITNESS WHEREOF, the parties hereto have executed this Collateral Agency and Intercreditor Agreement as of the date first written above.



                                            FIRST LIEN COLLATERAL AGENT:




                                            WELLS FARGO FOOTHILL, INC.,
                                             a California corporation,
                                             as First Lien Collateral Agent
                                             and as Shared Lien Collateral Agent




                                            By:   /s/ Katy Brooks
                                                 ----------------------------
                                                 Name: Katy Brooks
                                                 Title: Vice President

                                            FIRST LIEN ADMINISTRATIVE AGENT:




                                            CREDIT SUISSE FIRST BOSTON,
                                            CAYMAN ISLANDS BRANCH,
                                            as First Lien Administrative Agent
                                            for itself and on behalf of the
                                            First Lien Lenders, Swing Line
                                            Lender and Issuing Lenders




                                            By:   /s/ Paul L. Colon
                                                 ------------------------------
                                                 Name: Paul L.Colon
                                                 Title: Director




                                            By:   /s/ David Dodd
                                                 ------------------------------
                                                 Name: David Dodd
                                                 Title: Vice President

                                            SECOND LIEN COLLATERAL AGENT:




                                            CREDIT SUISSE FIRST BOSTON,
                                            CAYMAN ISLANDS BRANCH,
                                            as Second Lien Collateral Agent




                                            By:   /s/ Paul L. Colon
                                                 ------------------------------
                                                 Name: Paul L.Colon
                                                 Title: Director




                                            By:   /s/ David Dodd
                                                 ------------------------------
                                                 Name: David Dodd
                                                 Title: Vice President

                                            PAYING AGENT:




                                            CREDIT SUISSE FIRST BOSTON,
                                            CAYMAN ISLANDS BRANCH,
                                            as Paying Agent, for itself and on
                                            behalf of the Second Lien Lenders,
                                            and the Fronting Bank




                                            By:   /s/ Paul L. Colon
                                                 ------------------------------
                                                 Name: Paul L.Colon
                                                 Title: Director




                                            By:   /s/ David Dodd
                                                 ------------------------------
                                                 Name: David Dodd
                                                 Title: Vice President

                                            BORROWER:


                                            KRISPY KREME DOUGHNUT CORPORATION


                                            By: /s/ Steven G. Panagos
                                                 ------------------------------
                                                  Name: Steven G. Panagos
                                                  Title: President and
                                                  Chief Operating Officer

                                            GUARANTORS:

                                            KRISPY KREME DOUGHNUTS, INC.

                                            KRISPY KREME DISTRIBUTING COMPANY,
                                            INCORPORATED

                                            KRISPY KREME MOBILE STORE COMPANY

                                            KRISPY KREME CANADA, INC.

                                            HD CAPITAL CORPORATION

                                            HDN DEVELOPMENT CORPORATION

                                            KRISPY KREME COFFEE COMPANY, LLC

                                               By:   KRISPY KREME DOUGHNUT
                                                     CORPORATION,
                                                     an authorized Member

                                            GOLDEN GATE DOUGHNUTS, LLC

                                               By:   KRISPY KREME DOUGHNUT
                                                     CORPORATION,
                                                     an authorized Member

                                            PANHANDLE DOUGHNUTS, LLC

                                               By:   KRISPY KREME DOUGHNUT
                                                     CORPORATION,
                                                     an authorized Member

                                            FREEDOM RINGS, LLC

                                               By:   KRISPY KREME DOUGHNUT
                                                     CORPORATION,
                                                     an authorized Member

                                            NORTH TEXAS DOUGHNUTS, L.P.

                                               By:   KRISPY KREME DOUGHNUT
                                                     CORPORATION,
                                                     an authorized Member



                                            By: /s/ Michael C. Phalen
                                                -------------------------------
                                                  Name: Michael C. Phalen
                                                  Title: Authorized Officer